Exhibit 99.1

PLAINS EXPLORATION & PRODUCTION COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

On October 28, 2011, Plains Exploration & Production Company (“PXP”) and Plains Offshore Operations Inc., a wholly owned subsidiary of PXP (“Plains Offshore”) entered into a securities purchase agreement, (the “Securities Purchase Agreement”), with Energy Fund XV, L.P., Energy Fund XV-A, L.P., Energy Fund XV-B, L.P. and Energy XV Blocker (Plains), LLC, all of whom are affiliated with EIG Global Energy Partners, (collectively, the “EIG Funds”). Pursuant to the Securities Purchase Agreement, Plains Offshore will issue and sell to the EIG Funds, in a private placement transaction under Section 4(2) of the Securities Act of 1933, as amended, at an aggregate purchase price of $450 million (i) 450,000 shares of its 8.0% Convertible Preferred Stock, par value $0.001 per share and (ii) non-detachable warrants to purchase, in the aggregate, up to 9,121,000 shares of its common stock, par value $0.001 per share, with an exercise price of $20.00 per share. PXP will contribute, directly or indirectly through its subsidiaries, all right, title and interest of PXP in and to its oil and natural gas properties and assets located in the United States Gulf of Mexico in water depths of 500 feet or more including the Lucius oil field and the Phobos prospect to Plains Offshore. The contribution by PXP is referred to as the “Deepwater Assets Contribution.” The transaction is expected to close in November 2011.

As of September 30, 2011, PXP is the issuer of $600 million of 7 3/4% Senior Notes due 2015, $565 million of 10% Senior Notes due 2016, $500 million of 7% Senior Notes due 2017, $400 million of 7 5/8% Senior Notes due 2018, $400 million of 8 5/8% Senior Notes due 2019, $300 million of 7 5/8% Senior Notes due 2020 and $600 million of 6 5/8% Senior Notes due 2021, which are jointly and severally guaranteed on a full and unconditional basis by certain of PXP’s existing domestic subsidiaries (referred to as “Guarantor Subsidiaries”). Certain of PXP’s subsidiaries do not guarantee the Senior Notes (referred to as “Non-Guarantor Subsidiaries”).

The unaudited pro forma condensed consolidating financial statements include financial information relating to:

•	PXP, or the Issuer;

•	the Guarantor Subsidiaries on a combined basis;

•	the Non-Guarantor Subsidiaries on a combined basis;

•	elimination entries to consolidate the Issuer, Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and

•	PXP on a consolidated basis.

The assets associated with the Deepwater Assets Contribution are reported in the Issuer column, and Plains Offshore is reported as one of PXP’s Non-Guarantor Subsidiaries in PXP’s unaudited pro forma condensed consolidating financial statements.

The unaudited pro forma condensed consolidating statement of income for the year ended December 31, 2010 also reflects the transfer of the Eagle Ford Shale oil and gas properties from the Non-Guarantor Subsidiaries to the Issuer, assuming such transfer occurred on January 1, 2010. During the first half of 2011, the reverse like-kind exchange arrangements related to PXP’s Eagle Ford Shale properties, established pursuant to Internal Revenue Code Section 1031 were concluded prior to the completion of a like-kind exchange involving any disposition of PXP properties. As a result, the related Eagle Ford Shale properties were transferred from PXP Operations LLC, which was reported as a Non-Guarantor Subsidiary, to PXP as Issuer, and the outstanding notes between PXP Operations LLC and PXP were settled. The unaudited pro forma condensed consolidating statement of income for the year ended December 31, 2010 has been retrospectively adjusted to reflect the unwind of this reverse like-kind exchange arrangement involving PXP Operations LLC.

The unaudited pro forma condensed consolidating balance sheet at September 30, 2011, and the unaudited pro forma condensed consolidating statements of income for the nine months ended September 30, 2011 and the year ended December 31, 2010, were prepared based on PXP’s historical condensed consolidating balance sheet at September 30, 2011 and PXP’s historical condensed consolidating statements of income for such periods. The unaudited pro forma condensed consolidating balance sheet at September 30, 2011 assumes that the Deepwater Assets Contribution occurred on September 30, 2011. The unaudited pro forma condensed consolidating statements of income for the nine months ended September 30, 2011 and for the year ended December 31, 2010 are adjusted to reflect this transaction as if it occurred on January 1, 2010. The unaudited pro forma condensed consolidating statements of income do not purport to represent what PXP’s results of operations would have been if the transaction had occurred on January 1, 2010. PXP believes the assumptions used herein provide a reasonable basis for presenting the significant effects directly attributable to the Deepwater Assets Contribution.

The unaudited pro forma condensed consolidating financial statements should be read in conjunction with PXP’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the period ended September 30, 2011.

PLAINS EXPLORATION & PRODUCTION COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET

AT SEPTEMBER 30, 2011

(in thousands of dollars)

	Issuer					Non-Guarantor Subsidiaries				Intercompany Eliminations
	Historical	Adjustments (Note 1)		Pro Forma	Guarantor Subsidiaries	Historical	Adjustments (Note 1)		Pro Forma	Historical	Adjustments (Note 1)		Pro Forma	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$10,964	$—		$10,964	$6	$494	$—		$494	$—	$—		$—	$11,464
Accounts receivable and other current assets	229,751	(273	)(A)	229,478	167,652	134	273	(A)	407	(3,928)	—		(3,928)	393,609

	240,715	(273)		240,442	167,658	628	273		901	(3,928)	—		(3,928)	405,073

Property and Equipment, at cost
Oil and natural gas properties -full cost method	5,192,875	(1,210,220	)(A)	3,982,655	9,417,460	59,475	1,210,220	(A)	1,269,695	—	—		—	14,669,810
Other property and equipment	50,427	—		50,427	42,719	49,128	—		49,128	—	—		—	142,274

	5,243,302	(1,210,220)		4,033,082	9,460,179	108,603	1,210,220		1,318,823	—	—		—	14,812,084
Less allowance for depreciation, depletion, amortization and impairment	(2,556,108)	258,285	(A)	(2,297,823)	(6,278,118)	(59,475)	(992,871	)(A,B)	(1,052,346)	2,256,691	734,586	(C)	2,991,277	(6,637,010)

	2,687,194	(951,935)		1,735,259	3,182,061	49,128	217,349		266,477	2,256,691	734,586		2,991,277	8,175,074

Investment in and Advances to Affiliates	4,671,600	594,822	(A)	5,266,422	(1,946,689)	(71,222)	—		(71,222)	(2,653,689)	(594,822	)(C)	(3,248,511)	—

Other Assets	456,455	—		456,455	547,385	—	—		—	—	—		—	1,003,840

	$8,055,964	$(357,386)		$7,698,578	$1,950,415	$(21,466)	$217,622		$196,156	$(400,926)	$139,764		$(261,162)	$9,583,987

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities	$429,950	$(50,418	)(A)	$379,532	$188,749	$2,301	$50,418	(A)	$52,719	$(3,928)	$—		$(3,928)	$617,072
Long-Term Debt	3,783,938	—		3,783,938	—	—	—		—	—	—		—	3,783,938
Other Long-Term Liabilities	196,399	(12,229	)(A)	184,170	63,724	—	12,229	(A)	12,229	—	—		—	260,123
Deferred Income Taxes	128,893	(294,739	)(A)	(165,846)	294,341	(1,580)	44,039	(A)	42,459	984,416	250,700	(C)	1,235,116	1,406,070
Stockholders’ Equity	3,516,784	—		3,516,784	1,403,601	(22,187)	110,936	(A)	88,749	(1,381,414)	(110,936	)(C)	(1,492,350)	3,516,784

	$8,055,964	$(357,386)		$7,698,578	$1,950,415	$(21,466)	$217,622		$196,156	$(400,926)	$139,764		$(261,162)	$9,583,987

The accompanying notes are an integral part of the financial statements.

PLAINS EXPLORATION & PRODUCTION COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(in thousands of dollars)

	Issuer					Non-Guarantor Subsidiaries				Intercompany Eliminations
	Historical	Adjustments (Note 1)		Pro Forma	Guarantor Subsidiaries	Historical	Adjustments (Note 1)		Pro Forma	Historical	Adjustments (Note 1)		Pro Forma	Consolidated
Revenues
Oil sales	$917,523	$(922	)(D)	$916,601	$192,705	$—	$922	(D)	$922	$—	$—		$—	$1,110,228
Gas sales	10,244	—		10,244	321,242	—	—		—	—	—		—	331,486
Other operating revenues	771	—		771	4,462	—	—		—	—	—		—	5,233

	928,538	(922)		927,616	518,409	—	922		922	—	—		—	1,446,947

Costs and Expenses
Production costs	251,292	—		251,292	146,841	—	—		—	—	—		—	398,133
General and administrative	58,682	(561	)(D)	58,121	35,928	354	561	(D)	915	—	—		—	94,964
Depreciation, depletion, amortization		(14,822	)(E)
and accretion	156,040	(268	)(D)	140,950	197,279	—	268	(D)	268	112,753	14,822	(I)	127,575	466,072
Impairment of oil and gas properties	—	—		—	314,258	—	488,664	(F)	488,664	(314,258)	(488,664	)(I)	(802,922)	—
Other operating loss (income)	184	—		184	(841)	—	—		—	—	—		—	(657)

	466,198	(15,651)		450,547	693,465	354	489,493		489,847	(201,505)	(473,842)		(675,347)	958,512

Income (Loss) from Operations	462,340	14,729		477,069	(175,056)	(354)	(488,571)		(488,925)	201,505	473,842		675,347	488,435
Other (Expense) Income
Equity in earnings of subsidiaries	(56,403)	(9,574	)(G)	(65,977)	—	—	—		—	56,403	9,574	(I)	65,977	—
Interest expense	(1,277)	—		(1,277)	(109,541)	(2,323)	—		(2,323)	—	—		—	(113,141)
Gain on mark-to-market derivative contracts	93,467	—		93,467	—	—	—		—	—	—		—	93,467
Loss on investment measured at fair value	(284,929)	—		(284,929)	—	—	—		—	—	—		—	(284,929)
Other income (expense)	1,053	—		1,053	1,959	(63)	—		(63)	—	—		—	2,949

Income (Loss) Before Income Taxes	214,251	5,155		219,406	(282,638)	(2,740)	(488,571)		(491,311)	257,908	483,416		741,324	186,781
Income tax (expense) benefit	(106,676)	(5,155	)(H)	(111,831)	109,353	1,025	171,000	(H)	172,025	(82,908)	(165,845	)(I)	(248,753)	(79,206)

Net Income (Loss)	$107,575	$—		$107,575	$(173,285)	$(1,715)	$(317,571)		$(319,286)	$175,000	$317,571		$492,571	$107,575

The accompanying notes are an integral part of the financial statements.

PLAINS EXPLORATION & PRODUCTION COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2010

(in thousands of dollars)

	Issuer							Non-Guarantor Subsidiaries
	Historical	Eagle Ford Shale Adjustments (Note 1)		Adjustments (Note 1)		Pro Forma	Guarantor Subsidiaries	Historical	Eagle Ford Shale Adjustments (Note 1)		Adjustments (Note 1)		Pro Forma
Revenues
Oil sales	$947,552	$5,162	(J)	$—		$952,714	$190,046	$5,162	$(5,162	)(J)	$—		$—
Gas sales	67,578	202	(J)	—		67,780	331,827	202	(202	)(J)	—		—
Other operating revenues	884	—		—		884	1,344	—	—		—		—

	1,016,014	5,364		—		1,021,378	523,217	5,364	(5,364)		—		—

Costs and Expenses
Production costs	295,611	674	(J)	—		296,285	155,617	674	(674	)(J)	—		—
General and administrative	87,743	11	(J)	(711	)(D)	87,043	48,322	372	(11	)(J)	711	(D)	1,072
Depreciation, depletion, amortization				(17,703	)(E)
and accretion	234,660	1,602	(J)	(144	)(D)	218,415	161,006	2,749	(2,749	)(J)	144	(D)	144
Impairment of oil and gas properties	—	—		—		—	266,442	59,475	—		4,161	(F)	63,636
Legal recovery	—	—		—		—	(8,423)	—	—		—		—
Other operating income	(988)	—		—		(988)	(3,142)	—	—		—		—

	617,026	2,287		(18,558)		600,755	619,822	63,270	(3,434)		5,016		64,852

Income (Loss) from Operations	398,988	3,077		18,558		420,623	(96,605)	(57,906)	(1,930)		(5,016)		(64,852)
Other (Expense) Income
Equity in earnings of subsidiaries	(104,430)	(3,689	)(J)	(12,063	)(G)	(120,182)	(68)	—	—		—		—
Interest expense	(84)	—		—		(84)	(104,383)	(2,246)	—		—		(2,246)
Debt extinguishment costs	(1,189)	—		—		(1,189)	—	—	—		—		—
Gain on mark-to-market derivative contracts	(60,695)	—		—		(60,695)	—	—	—		—		—
Loss on investment measured at fair value	—	—		—		—	—	—	—		—		—
Other income (expense)	976	—		—		976	13,486	(71)	—		—		(71)

Income (Loss) Before Income Taxes	233,566	(612)		6,495		239,449	(187,570)	(60,223)	(1,930)		(5,016)		(67,169)
Income tax (expense) benefit	(130,301)	612	(J)	(6,495	)(H)	(136,184)	50,995	3,270	(1,043	)(J)	1,756	(H)	3,983

Net Income (Loss)	$103,265	$—		$—		$103,265	$(136,575)	$(56,953)	$(2,973)		$(3,260)		$(63,186)

	Intercompany Eliminations
		Eagle Ford Shale
		Adjustments	Adjustments
	Historical	(Note 1)	(Note 1)		Pro Forma	Consolidated
Revenues
Oil sales	$—	$—	$—		$—	$1,142,760
Gas sales	—	—	—		—	399,607
Other operating revenues	—	—	—		—	2,228

	—	—	—		—	1,544,595

Costs and Expenses
Production costs	—	—	—		—	451,902
General and administrative	—	—	—		—	136,437
Depreciation, depletion, amortization
and accretion	152,703	1,147	17,703	(I)	171,553	551,118
Impairment of oil and gas properties	(266,442)	—	(4,161	)(I)	(270,603)	59,475
Legal recovery	—	—	—		—	(8,423)
Other operating income	—	—	—		—	(4,130)

	(113,739)	1,147	13,542		(99,050)	1,186,379

Income (Loss) from Operations	113,739	(1,147)	(13,542)		99,050	358,216
Other (Expense) Income
Equity in earnings of subsidiaries	104,498	3,689	12,063		120,250	—
Interest expense	—	—	—		—	(106,713)
Debt extinguishment costs	—	—	—		—	(1,189)
Gain on mark-to-market derivative contracts	—	—	—		—	(60,695)
Loss on investment measured at fair value	—	—	—		—	—
Other income (expense)	—	—	—		—	14,391

Income (Loss) Before Income Taxes	218,237	2,542	(1,479)		219,300	204,010
Income tax (expense) benefit	(24,709)	431	4,739	(I)	(19,539)	(100,745)

Net Income (Loss)	$193,528	$2,973	$3,260		$199,761	$103,265

The accompanying notes are an integral part of the financial statements.

PLAINS EXPLORATION & PRODUCTION COMPANY

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Note 1—Basis of Presentation

On October 28, 2011, PXP and Plains Offshore entered into the Securities Purchase Agreement, with the EIG Funds. Pursuant to the Securities Purchase Agreement, Plains Offshore will issue and sell to the EIG Funds, in a private placement transaction under Section 4(2) of the Securities Act of 1933, as amended, at an aggregate purchase price of $450 million (i) 450,000 shares of its 8.0% Convertible Preferred Stock, par value $0.001 per share and (ii) non-detachable warrants to purchase, in the aggregate, up to 9,121,000 shares of its common stock, par value $0.001 per share, with an exercise price of $20.00 per share. PXP will contribute, directly or indirectly through its subsidiaries, all right, title and interest of PXP in and to its oil and natural gas properties and assets located in the United States Gulf of Mexico in water depths of 500 feet or more including the Lucius Oil Field and the Phobos prospect to Plains Offshore. The transaction is expected to close in November 2011.

As of September 30, 2011, PXP is the issuer of $600 million of 7 3/4% Senior Notes due 2015, $565 million of 10% Senior Notes due 2016, $500 million of 7% Senior Notes due 2017, $400 million of 7 5/8% Senior Notes due 2018, $400 million of 8 5/8% Senior Notes due 2019, $300 million of 7 5/8% Senior Notes due 2020 and $600 million of 6 5/8% Senior Notes due 2021, which are jointly and severally guaranteed on a full and unconditional basis by certain of PXP’s existing domestic subsidiaries (referred to as “Guarantor Subsidiaries”). Certain of PXP’s subsidiaries do not guarantee the Senior Notes (referred to as “Non-Guarantor Subsidiaries”).

The unaudited pro forma condensed consolidating financial statements include financial information relating to:

•	PXP, or the Issuer;

•	the Guarantor Subsidiaries on a combined basis;

•	the Non-Guarantor Subsidiaries on a combined basis;

•	elimination entries to consolidate the Issuer, Guarantor Subsidiaries and Non-Guarantor Subsidiaries; and

•	PXP on a consolidated basis.

The assets associated with the Deepwater Assets Contribution are reported in the Issuer column, and Plains Offshore is reported as one of PXP’s Non-Guarantor Subsidiaries in PXP’s unaudited pro forma condensed consolidating financial statements.

The unaudited pro forma condensed consolidating statement of income for the year ended December 31, 2010 also reflects the transfer of the Eagle Ford Shale oil and gas properties from the Non-Guarantor Subsidiaries to the Issuer, assuming such transfer occurred on January 1, 2010. During the first half of 2011, the reverse like-kind exchange arrangements related to PXP’s Eagle Ford Shale properties, established pursuant to Internal Revenue Code Section 1031 were concluded prior to the completion of a like-kind exchange involving any disposition of PXP properties. As a result, the related Eagle Ford Shale properties were transferred from PXP Operations LLC, which was reported as a Non-Guarantor Subsidiary, to PXP as Issuer, and the outstanding notes between PXP Operations LLC and PXP were settled. The unaudited pro forma condensed consolidating statement of income for the year ended December 31, 2010 has been retrospectively adjusted to reflect the unwind of this reverse like-kind exchange arrangement involving PXP Operations LLC.

The unaudited pro forma condensed consolidating balance sheet at September 30, 2011, and the unaudited pro forma condensed consolidating statements of income for the nine months ended September 30, 2011 and the year ended December 31, 2010, were prepared based on PXP’s historical condensed consolidating balance sheet at September 30, 2011 and PXP’s historical condensed consolidating statements of income for such periods. The unaudited pro forma condensed consolidating balance sheet at September 30, 2011 assumes that the Deepwater Assets Contribution occurred on September 30, 2011. The unaudited pro forma condensed consolidating statements of income for the nine months ended September 30, 2011 and for the year ended December 31, 2010 are adjusted to reflect this transaction as if it occurred on January 1, 2010. The unaudited pro forma condensed consolidating statements of income do not purport to represent what PXP’s results of operations would have been if the transaction had occurred on January 1, 2010. PXP believes the assumptions used herein provide a reasonable basis for presenting the significant effects directly attributable to the Deepwater Assets Contribution.

The unaudited pro forma condensed consolidating financial statements should be read in conjunction with PXP’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the period ended September 30, 2011.

Pro Forma Adjustments

The	unaudited pro forma condensed consolidating balance sheet includes the following adjustments:

(A)	Reflects the contribution by the Issuer to the Non-Guarantor Subsidiaries of accounts receivable and other current assets, oil and gas properties and related allowance for depreciation, depletion, amortization and impairment, current liabilities and other long-term liabilities and deferred income taxes associated with certain oil and gas properties located in the United States Gulf of Mexico in water depths of 500 feet or more. The Non-Guarantor Subsidiaries column reflects an increase in stockholders’ equity and the Issuer column reflects an increase in investment in and advances to affiliate as a result of the contribution.

(B)	Reflects additional non-cash impairment of oil and gas properties as a result of the contribution of the properties to the Non-Guarantor Subsidiaries. We follow the full cost method of accounting for our oil and gas properties, which requires that we perform a recurring ceiling limitation on a quarterly basis. The contribution of the oil and gas properties from the Issuer to the Non-Guarantor Subsidiaries included properties subject to amortization that were subject to the ceiling limitation. The Non-Guarantor Subsidiaries have no associated proved reserves, resulting in a non-cash impairment charge of $734.6 million.

(C)	Reflects elimination entries required to reflect the consolidation of the effects from the contribution of oil and gas properties by the Issuer to the Non-Guarantor Subsidiaries.

The unaudited pro forma condensed consolidating statements of income include the following adjustments:

(D)	Reflects the Issuer’s reversal of revenues and expenses and the Non-Guarantors’ recording of revenues and expense attributable to the contributed properties.

(E)	Reflects the Issuer’s adjustment to historical depreciation, depletion and amortization expense, or DD&A, as a result of the Deepwater Assets Contribution. The Issuer’s pro forma DD&A is calculated using the unit-of-production method based on the oil and gas property costs, reserve volumes and future development and abandonment costs. The Issuer’s pro forma DD&A rate averaged $11.01 per BOE for the nine months ended September 30, 2011 and $11.70 per BOE for the year ended December 31, 2010.

(F)	Reflects additional non-cash impairment of oil and gas properties as a result of the contribution of the properties to the Non-Guarantor Subsidiaries. We follow the full cost method of accounting for our oil and gas properties. The contribution of the oil and gas properties from the Issuer to the Non-Guarantor Subsidiaries included properties subject to amortization that were subject to the required quarterly ceiling limitation. The Non-Guarantor Subsidiaries have no associated proved reserves, resulting in a non-cash impairment charge of $488.7 million for the nine months ended September 30, 2011 and $4.2 million for the year ended December 30, 2010.

(G)	Reflects the effect of the Non-Guarantor Subsidiaries’ pro forma income statement adjustments on the Issuer’s equity earnings of subsidiaries.

(H)	Reflects the adjustment to income tax expense resulting from the Issuer’s contribution of the properties to the Non-Guarantor Subsidiaries at 35%, the federal statutory rate.

(I)	Reflects elimination entries for the consolidation of the effects from the Deepwater Assets Contribution by the Issuer to the Non-Guarantor Subsidiaries.

(J)	Reflects the transfer of the Eagle Ford Shale oil and gas properties from the Non-Guarantor Subsidiaries to the Issuer.